UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


               0-18292                                   51-2152284
       (Commission File Number)                (IRS Employer Identification No.)


1117 PERIMETER CENTER WEST, SUITE N415                     30338
          ATLANTA, GEORGIA                               (Zip Code)
     (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.03, below.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On November 17, 2005, Charys Holding Company, Inc. (the "Registrant") closed a Securities Purchase Agreement (the "Agreement"), dated as of November 16, 2005, by and among the Registrant and Highgate House Funds, Ltd. (the "Buyer"). Pursuant to the Agreement, the Registrant shall issue and sell to the Buyer (i) a Three Million Dollar ($3,000,000) secured convertible debenture (the "First Convertible Debenture"), which shall be convertible, unless redeemed by the Registrant before the expiration of one hundred twenty days from the Closing Date (the "Exclusive Redemption Date"), into shares of the Registrant's common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares"), and (ii) warrants (the "First Warrants") to purchase an aggregate of 750,000 shares of Common Stock (the "First Warrant Shares"). The total purchase price for the First Convertible Debenture and the First Warrants shall be Three Million Dollars ($3,000,000), (the "First Purchase Price").

     At  the  Closing,  the  parties  executed  and  delivered  the  following:

     1. A Registration Rights Agreement (the "Investor Registration Rights Agreement") pursuant to which the Registrant has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated there under, and applicable state securities laws. The aggregate proceeds of the sale of the First Convertible Debenture and the First Warrants contemplated by the Agreement shall be held in escrow pursuant to the terms of an escrow agreement in the form of the Escrow Agreement among the Registrant, the Buyer and the Escrow Agent (as defined in the Agreement) attached to the Agreement as Exhibit B (the "Escrow Agreement").

     2. A Security Agreement in the form attached to the Agreement as Exhibit C (the "Security Agreement") pursuant to which the Registrant has agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement) to secure the Registrant's obligations as reflected therein.

     3. An Escrow Shares Escrow Agreement substantially in the form attached to the Agreement as Exhibit D (the "Escrow Shares Escrow Agreement") pursuant to which the Registrant shall issue and deliver to the Escrow Agent Twenty Million (20,000,000) shares of Common Stock or "security stock" (the "Escrow Shares") and the Escrow Agent shall distribute some or all of the Escrow Shares to the Buyer upon conversion, if applicable, of the First Convertible Debenture and Second Convertible Debenture (as defined in the Agreement), as the case may, pursuant to a Conversion Notice (as defined in the Agreement) and/or exercise of the First Warrants and Second Warrants (as defined in the Agreement), as the case may be; provided, however, that the Escrow Agent shall distribute all of such Escrow Shares (less 1,000,000 of such shares which shall be retained by the Escrow Agent for purposes of distributing First Warrant Shares and Second Warrant Shares (as defined in the Agreement) upon exercise by the Buyer of the First Warrants and Second Warrants, as the case may be) to the Registrant upon receipt of a Redemption Notice (as defined in the Escrow Shares Agreement).

     4. An Irrevocable Transfer Agent Instructions substantially in the form attached to the Agreement as Exhibit E (the "Irrevocable Transfer Agent Instructions").

     The Registrant shall also have the option (the "First Option"), exercisable at any time upon notice duly given to Buyer, to issue and sell to the Buyer, whereupon the Buyer shall purchase, at the Second Closing (as defined in the Agreement) (i) a One Million Dollar ($1,000,000) secured convertible debenture (the "Second Convertible Debenture"), which shall be convertible, unless earlier redeemed by the Registrant, into Conversion Shares, and (ii) warrants (the "Second Warrants") to purchase an aggregate of 250,000 shares of Common Stock (the "Second Warrant Shares"). The total purchase price for the Second Convertible Debenture and the Second Warrants shall be One Million Dollars ($1,000,000), (the "Second Closing Purchase Price"). In the event the Registrant exercises the First Option, the parties shall execute and deliver at the Second Closing appropriate amendments to the Other Transaction Documents to reflect the issuance of the Second Convertible Debenture, the additional Conversion Shares into which such debenture is convertible, the Second Warrants and the Second Warrant Shares.

     Although the parties original intent was to sell and purchase debentures in increments of $3,000,000 and $1,000,000, the parties at the Closing agreed to compress the transaction into one purchase of a single $4,000,000 debenture. In addition, at the Closing, a total of 1,000,000 warrants were issued. A portion of the $4,000,000 in proceeds was used to fund the purchase of Viasys Network Services, Inc. and Viasys Services, Inc as described in the Registrant's Current Report on Form 8-K filed on November 18, 2005.

     A copy of the Agreement and all exhibits referred to therein is filed as an exhibit to this Current Report.


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
     The Registrant's board of directors determined that the terms of the Agreement are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the acquisition were fair from a financial point of view.

     The Registrant and the Buyer executed and delivered the Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

ITEM 3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     See  Item  2.03,  above.

ITEM 9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired.

     None.

     (b)  Pro  forma  financial  information.

     None.

     (c)     Exhibits.

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.                                 IDENTIFICATION OF EXHIBIT
-----------                                 -------------------------
   10.1      Securities Purchase Agreement, dated as of November 16, 2005, by and among the
             Registrant and Highgate House Funds, Ltd.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2005.          CHARYS HOLDING COMPANY, INC.


                                   By /s/ Billy V. Ray, Jr.
                                     -------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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